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                                                                      EXHIBIT 23



                          INDEPENDENT AUDITORS' CONSENT




We consent to the incorporation by reference in Registration Statements Nos. 333-18981, 333-18983, 333-18985, 333-18987, 333-18989, 333-29153 and 333-63493,
all on Form S-8 of SRS Labs, Inc., of our report dated March 3, 2000 (March 9, 2000 as to Note 13), appearing in SRS Labs, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1999.




/s/  DELOITTE & TOUCHE LLP

Costa Mesa, California
March 24, 2000